UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                   811-21031

ACP Strategic Opportunities Fund II, LLC
(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd. Suite C-220
Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd. Suite C-220
Radnor, PA 19087
(Name and address of agent for service)

registrant’s telephone number, including area code:     (610) 688-4180

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Strategic Opportunities Fund II, LLC

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Strategic Opportunities Strategy

2011 Semi-Annual Review

Monthly Performance Summary*

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD %
2011	0.77	0.92	0.23	0.92	-0.55	-1.11							1.17%
2010	-0.92	0.64	1.59	1.17	-1.47	-1.35	0.70	-0.63	0.52	1.27	-0.62	1.66	2.52%
2009	0.78	0.45	0.27	1.39	2.79	0.86	0.86	0.26	1.02	-0.45	1.28	0.84	10.82%
2008	-3.52	1.29	-1.25	1.51	2.18	-0.43	-1.51	0.49	-4.07	-2.96	-1.93	0.35	-9.62%
2007	1.16	0.13	0.73	1.20	2.01	0.15	0.31	0.57	2.46	2.73	-0.81	0.98	12.32%
2006	1.70	0.11	1.83	1.58	-0.56	-0.29	-0.55	0.80	0.21	0.96	1.56	0.35	8.02%
2005	-1.15	1.24	-0.69	-1.62	1.32	1.64	2.57	0.62	0.74	-1.07	1.56	1.02	6.23%
2004	0.76	1.27	0.27	-0.73	-0.12	0.57	-0.84	0.08	1.74	0.56	1.75	1.54	7.05%
2003	-0.65	-0.07	-0.02	2.20	3.73	1.17	1.31	1.39	-0.53	2.11	1.33	1.42	14.16%

	Q2 2011	YTD	12 Month	3 Year^	5 Year^	Cumulative to date**	Standard Deviation**^	Sharpe Ratio**^	Beta**
ACP Strategic Opportunities**	-0.75%	1.17%	4.11%	1.38%	3.79%	52.20%	4.64%	0.79	1.00
S&P 500	0.10%	6.02%	30.69%	3.34%	2.94%	38.10%	15.80%	0.24	0.19
Russell 2000	-1.61%	6.21%	37.41%	7.77%	4.08%	84.10%	20.58%	0.38	0.16
HFRX Equity Hedge¹	-2.36	-8.32%	3.40%	-5.17%	-1.43%	16.60%	7.69%	0.13	0.48

*Performance numbers are net of fees and shown for the ACP Strategic Opportunities Fund II, LLC
^Annualized
**ACP Strategy inception 4/2002

Fund Focus

The ACP Strategic Opportunities Fund’s main focus is to gain capital appreciation through investments in long/short equity hedge funds, in order to generate long-term returns similar to those of equity markets but with significantly less volatility. In general, the strategy will maintain a net positive exposure to equity markets. Exposures will vary based on underlying manager objectives and to a lesser degree, tactical portfolio decisions made by Ascendant. The focus of the Fund is to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the second quarter of 2011, the Strategic Opportunities Fund lost 0.75% net of fees. This compares to a gain in the S&P 500 of 0.10% and a loss in the Russell 2000 of 1.61%. Year to date the Fund has gained 1.17% as compared to gains in the S&P 500 and Russell 2000 of 6.02% and 6.21%. Since inception, the Strategic Opportunities Fund’s cumulative return has been 52.20% compared to respective gains in the S&P 500 and Russell 2000 of 38.10% and 84.10%. Importantly, during this period, the Fund’s volatility has been 71% less than the S&P 500’s and 77% less than that of the Russell 2000. ACP’s Sharpe Ratio, which is a measure of risk-adjusted returns, is 0.79 compared to the 0.24 for the S&P 500 and 0.38 for the Russell 2000, since inception. The table above also shows our performance relative to the HFRX Equity Hedge Index.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

During the second quarter 2011 our managers’ returns ranged from -6.95% to +7.56%. While we were pleased with their performance in April and May, June was a disappointment. A few of our market neutral managers should have done better during this difficult month. In their defense, if you look at the HFRX numbers in the table above you will see that June was a difficult month for most hedge fund participants.

As we look toward 2011’s second half, we continue to expect a decline in overall equity correlations and a sustained focus toward individual company fundamentals. Correlation peaked last August at 0.81 and was on the decline until about two months ago. In the last two months the average 50-day rolling correlation of S&P 500 Stocks to the index has risen from 0.49 (just above the 40 year mean) to 0.64. Despite the recent jump we expect the downtrend in this indicator to continue from last year’s peak.

As we talk to our managers about their conversations with individual company managements, the economic recovery seems to be intact. Worries about a double-dip appear to be misplaced and the recovery, albeit weak (sub-2.5% GDP growth), will continue. The most politically palatable solution to the over-indebtedness of individuals and governments is a long period of deleveraging. As Ray Dalio from Bridgewater Associates recently stated in a New Yorker magazine interview, “we will be in a deleveraging period for ten years or more”. If correct, it is likely that the overall equity markets will be volatile but, in the long-term, will go nowhere. We feel our strategy which does not rely on the market but rather on the skill of our managers is well positioned to do well in such an environment.

On June 1 we added a consumer focused hedge fund to our portfolio. This particular manager came from a multi-billion dollar hedge fund where he had worked for 11 years. We are excited to have him and his team in our line-up.  In addition, we added a technology, media and telecom focused hedge fund on July 1. This is a manager we have been looking at for over five years and slowly became impressed with his strategy and performance. On June 30 we terminated one of our consumer focused managers as their recent performance had slipped below our threshold. We had been invested with this fund for over seven years.

As of June 30, our assets under management were approximately $78 million dollars and we have over 350 investors. We continue to see interest in our strategy as investors look to diversify the risks in their traditional stock and bond investments. Controlling the volatility of their investments continues to be a high priority given the uncertainty in the markets.

Strategy Review - “Building a Team”

Given the number of over-engineered, absolute-return products that are currently being rolled out by the financial services industry, we thought it would be a good time to review the strategies we employ at Ascendant Capital Partners. Hopefully, we can distinguish ourselves and more importantly, give you a better understanding of how we generate returns and what risks we incur during that process.

The analogy we are going to use is that of building a great team and the steps that need to occur in order to assure success. We have used this analogy many times in meetings with clients and cannot think of a better one to clearly convey to investors how we manage their money.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

First, you need to have an understanding of what you are trying to accomplish. We are trying to provide our clients with an investment that helps them diversify their portfolios while delivering high risk-adjusted returns. We are not trying to win every game but, rather, are concerned with long-term capital preservation and growth. Since our inception in 2002 our strategy has met these goals---preserving capital during some very difficult markets and earning attractive risk adjusted returns. Additionally, our goal of providing diversification has also been met---our strategy has had a correlation to the S&P 500 of only 0.44 and a beta of 0.19.

Second, you need to determine what strategy you are going to employ to accomplish the goals that you have set for yourself. In our case, the strategy we use is long/short equity. It is a strategy that we are very familiar with and one which has multiple benefits such as liquidity, transparency, diversity, scalability and understandability. If implemented properly, it is a very risk-controlled way of generating returns from a very traditional asset class----publically traded equities. In essence, it is an alternative strategy which uses traditional investments.

While the strategy is somewhat easy to understand, the participants who succeed are few. The ability to manage risk while generating attractive returns is very difficult. Hence, the next step in the team building process is to find and identify players who have the talent to help us reach our goals. Of the estimated 8,000 hedge funds in the marketplace, about 50% of those are long/short equity managers. Sifting through these to find the 15 to 25 that we want on our team requires a lot of work and is the chore that takes up most of our time. We are constantly on the lookout for new talent. Once a potential team member is identified, we will proceed with our due diligence, assuring that they have the talent, infrastructure and integrity that meet our high standards. If all goes well, we will slowly add the manager to our line-up.

Once we have a group of team members who meet our standards, the next step is to combine their talents into the team that will help us achieve our investment goals. Our strategy is to make sure that each manager’s skill set is somewhat different and complimentary to the others in our portfolio. We do not want all of our managers taking the same risks at the same time. As with any team, each player has a role to play and ensuring that they fulfill those roles is critical. Fortunately, the long/short equity strategy has multiple sub-strategies within it which allows us to build a diversified portfolio. We currently have a portfolio of 19 different managers with the largest representing about 7.2% of our assets.

Like any good team manager, we are always monitoring performance and trying to upgrade our personnel if possible. We try to be patient but we will replace a manager if they underperform or if we find someone who is more capable of filling a particular role. In addition, if we feel that a particular manager’s style has been in, or out of, favor for an extended period of time we will adjust our investments accordingly.

Lastly, one other component of our strategy which has helped us since our inception is our focus on early-stage managers. While the average track record of our underlying funds is over five years we believe that it is important to always be on the lookout for experienced managers who are now managing smaller amounts of capital. This gives them the flexibility to take advantage of the many alpha opportunities within the public equity space.

We hope this discussion has given you a better understanding of our investment approach. While the team members in our portfolio have changed over the years, our strategy and approach has not. We always strive to improve upon the strategy’s implementation but it is important for you to know that our strategy has, and will continue to be, disciplined, consistent and transparent.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders.  Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Strategy is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $2 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk. Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors
●	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
●	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
●	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
●	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
●	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
●	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities
Fund II, LLC

Financial Statements
For the Period Ended June 30, 2011
(unaudited)

ACP Strategic Opportunities Fund II, LLC

For the period ended June 30, 2011

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2011 (unaudited)

	Percentage of	Fair
Investments	Members’ Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $1,000,000)	1.4%	$1,017,092

Emerging Markets
Prince Street Fund LP (cost $3,500,000)	4.8%	3,456,960

Energy/Utility
Harpswell Capital Partners, LP (cost $3,500,000)	4.8%	3,477,029

Event Driven
Cooper Creek Partners LLC (cost $4,500,000)	6.2%	4,501,348

Financial Services
Castine Partners, LP (cost $2,500,000)	5.3%	3,852,606

Global Equity
Long Oar Global Partners, LP (cost $1,500,000)	2.0%	1,443,977

Global Growth
Concourse Capital Partners L.P. (cost $2,500,000)	3.6%	2,592,973

Healthcare
CCI Healthcare Partners, L.P. (cost $3,000,000)	4.7%	3,460,849
Expo Health Sciences Fund, L.P. (cost $4,000,000)	6.1%	4,411,993
	10.8%	7,872,842

Industrial/Energy
Sonterra Capital Partners, LP (cost $4,500,000)	6.7%	4,855,569

Latin America
Tree Capital Equity Fund I, LP (cost $1,000,000)	1.3%	970,792

Quantitative
Lightbox Partners LP (cost $4,000,000)	5.5%	4,001,358

Small Cap Growth
Akahi Fund, L.P. (cost $4,000,000)	6.9%	5,026,517
Bluefin Investors LP (cost $4,000,000)	7.3%	5,311,218
Tessera QP Fund, L.P. (cost $4,000,000)	6.5%	4,683,575
	20.7%	15,021,310

Small/Mid Cap Value
Rivanna Partners, L.P. (cost $3,500,000)	5.9%	4,245,742

Technology
Brightfield Partners, L.P. (cost $2,190,000)	4.9%	3,565,032
CCI Technology Partners, L.P. (cost $5,000,000)	7.3%	5,317,550
	12.2%	8,882,582

Total Underlying Funds - Long/Short Equity (cost $58,190,000)	91.2%	66,192,180

Short-Term Investments

Federated Treasury Obligations Fund 0.10% (cost $6,286,660) **	8.6%	6,286,660

Total Short-Term Investments (cost $6,286,660)	8.6%	6,286,660

Total Investments (cost $64,476,660)*	99.8%	$72,478,840

Other Assets and Liabilities	0.2%	127,198

Members’ Capital	100.0%	$72,606,038

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of June 30, 2011 was $58,190,000 and $66,192,180 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.
** - The rate shown is the annualized 7-day yield as of June 30, 2011.
Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$8,153,422
Gross Unrealized Depreciation	(151,242)
Net Unrealized Appreciation	$8,002,180

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members’ Capital
June 30, 2011 (unaudited)

Assets:
Investments in underlying funds, at fair value (cost, $58,190,000)	$66,192,180
Investments in short-term investments (cost, $6,286,660)	6,286,660
Cash	50,000
Receivables:
Redemption from underlying fund	3,852,694
Receivable from Investment Manager	49,680
Dividends	32
Other assets	7,405

Total assets	76,438,651
Liabilities:
Contributions received in advance	2,315,000
Withdrawals payable	1,407,292
Due to affiliates	1,146
Accrued expenses:
Professional fees	77,893
Accounting and administration fees	11,856
Custody fees	1,690
Other accrued expenses	17,736

Total liabilities	3,832,613

Members’ capital	$72,606,038

Members’ capital
Represented by:
Capital contributions (net)	$62,841,312
Accumulated net investment loss	(4,602,850)
Accumulated net realized gain on investments	6,365,396
Net unrealized appreciation on investments	8,002,180

Members’ capital	$72,606,038

Units Outstanding (100,000,000 units authorized)	4,765,164

Net Asset Value per Unit (offering and redemption price per unit)	$15.24

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Period ended June 30, 2011 (unaudited)

Investment Income
Dividends	$128

Total investment income	128
Expenses
Investment management fees	334,096
Accounting and administration fees	52,614
Professional fees	51,813
Board of Directors’ and officer’s fees	35,000
Research fees	33,726
Insurance expense	9,733
Custody fees	4,898
Other expenses	20,400

Total expenses	542,280

Net investment loss	(542,152)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	672,119
Net increase in unrealized appreciation on investments in underlying funds	460,758

Net realized and unrealized gains from investments	1,132,877

Net increase in members’s capital resulting from operations	$590,725

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members’ Capital

	For the Period Ended (unaudited) June 30, 2011	For the Year Ended December 31, 2010
Members’ capital - beginning	$59,108,767	$37,113,344
Capital contributions	16,292,537	33,617,176
Capital withdrawals	(3,385,991)	(13,023,710)
Net investment loss	(542,152)	(983,811)
Net realized gains from investments in underlying funds	672,119	2,305,707
Net increase in unrealized appreciation on investments in underlying funds	460,758	80,061
Members’ capital - end	$72,606,038	$59,108,767

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Period ended June 30, 2011 (unaudited)

Cash flows from operating activities:

Net increase in members’s capital resulting from operations	$590,725
Adjustments to reconcile net increase in members’s capital resulting from operations to net cash used in operating activities:
Net realized gains from investments in underlying funds	(672,119)
Net increase in unrealized appreciation on investments in underlying funds	(460,758)
Cost of investments in underlying funds purchased	(14,500,000)
Proceeds from redemptions of investments in underlying funds	8,172,118
Net purchase of money market fund	(2,447,780)
Investments funded in advance	1,000,000
Redemption from underlying fund	(3,775,937)
Receivable from Investment Manager	5,654
Due from affiliates	3,400
Dividends	18
Other assets	5,288
Due to affiliates	1,146
Professional fees	(4,107)
Accounting and administration fees	(892)
Custody fees	349
Other accrued expenses	2,730

Net cash used in operating activities	(12,080,165)

Cash flows from financing activities:

Capital contributions received (net of change in contributions received in advance)	18,017,537
Capital withdrawals paid (net of change in withdrawals payable)	(5,887,372)

Net cash provided by financing activities	12,130,165

Net change in cash	50,000

Cash at beginning of period	—

Cash at end of period	$50,000

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period
	January 1,
	2011 through		For the Year Ended December 31,
	June 30, 2011(c)		2010		2009		2008		2007
NET ASSET VALUE, Beginning of Year	$15.06		$14.71		$13.27		$14.68		$13.07

INVESTMENT OPERATIONS
Net investment loss	(0.12	) (a)	(0.31	) (a)	(0.27	) (a)	(0.31	) (a)	(0.25	) (a)
Net realized and unrealized gain (loss) from investments in Underlying Funds	0.30		0.66		1.71		(1.10)		1.86
Total from investment operations	0.18		0.35		1.44		(1.41)		1.61

NET ASSET VALUE, End of Year	$15.24		$15.06		$14.71		$13.27		$14.68

TOTAL RETURN	1.20%		2.38%		10.85%		(9.60)%		12.32%

RATIOS / SUPPLEMENTAL DATA
Members’ Capital at end of reporting period (000’s omitted)	$72,606		$59,109		$37,113		$35,622		$37,450

Ratios to Average Net Assets:
Net investment loss	(1.61	)% (b)	(2.04)%		(1.94)%		(2.19)%		(1.83)%
Expenses, net of reimbursements/waiver of fees	1.63	% (b)	2.04%		1.95%		2.29%		2.17%
Expenses, excluding reimbursements/waiver of fees	1.63	% (b)	2.04%		1.95%		2.29%		2.38%

PORTFOLIO TURNOVER RATE	13%		16%		16%		19%		12%

(a) Calculated using average shares outstanding during the year.
(b) Annualized for periods less than one year.
(c) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1. Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.  The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased.  As of June 30, 2011, these investments, valued at $66,192,180, represented approximately 91.2% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund and is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Quoted prices in active markets for identical investments
●	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
●	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$6,286,660
Level 2 – Other Significant Observable Inputs	59,806,229
Level 3 – Significant Unobservable Inputs	6,385,951

Total	$72,478,840

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

The following table presents additional information about Level 3 assets measured at fair value.  Both observable and unobservable inputs may be used to determine the fair value of positions that the Master Fund has classified within the Level 3 category.  As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in Level 3 assets measured at fair value for the period ended June 30, 2011 were as follows:

	Beginning Balance January 1, 2011	Realized & Unrealized Gains (Losses) (a)	Gross Purchases	Gross Sales	Net Transfers In and/or (Out) of Level 3	Ending Balance June 30, 2011	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2011 (b)
Assets

Investments in underlying funds, at fair value	$3,647,931	$238,020	$2,500,000	$—	$—	$6,385,951	$238,020

(a)
Realized and unrealized gains and losses are all included in net realized gains from investments in underlying funds and net increase in unrealized appreciation on investments in underlying funds in the statement of operations.

(b)
The change in unrealized gains (losses) for the period ended June 30, 2011 for investments still held at June 30, 2011 are reflected in net increase in unrealized appreciation on investments in underlying funds in the statement of operations.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving  Disclosures about Fair Value Measurements, which among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy as well as new disclosures regarding transfers in and out of Level 1 and 2.  ASU 2010-06 is effective for the interim and annual periods beginning December 15, 2009 and interim periods within those fiscal years.  The Master Fund’s Investment Manager has adopted the amended guidance and determined that there was no material impact to the Master Fund’s financial statements except for the additional disclosure made in the notes.  The Master Fund discloses significant transfers between Level 1 and 2 on valuations at the end of the reporting period.  For the period ended June 30, 2011, there were no transfers between Level 1 and 2.  Disclosure about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Master Fund has chosen to adopt ASU 2010-06 for the period ended June 30, 2011.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007.  For the period ended June 30, 2011, the Investment Manager has paid the Master Fund $5,654 of the outstanding receivable. As of June 30, 2011, the remaining receivable from the Investment Manager associated with this expense reimbursement totaled $49,680. The Investment Manager has entered into an arrangement with the Master Fund’s Board to repay the outstanding receivable due to expense reimbursement by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund’s former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes (continued)

Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years.  However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.   No other income tax liability or expense has been recorded in the accompanying financial statements.  The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the period ended June 30, 2011.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2007 through December 31, 2010.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At June 30, 2011, the Master Fund held $50,000 in this account and it is included on the Statement of Assets, Liabilities and Members’ Capital.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Use of Estimates (continued)

increases and decreased in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum.  For the period ended June 30, 2011, the Master Fund expensed Investment  Manager  fees  totaling  $334,096  as  disclosed  on  the  Statement  of Operations, of which no amount was payable to the Investment Manager at June 30, 2011. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $20,000 for services rendered in 2011, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5.  Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund.  In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount.  UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

6. Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2011, amounted to $14,500,000. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2011, amounted to $8,176,499. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of June 30, 2011.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund is no longer subject to the lock up.

Bluefin Investors LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The Underlying Fund allows for quarterly redemptions with 35 days notice.  The Master Fund is no longer subject to the redemption fee.

Brightfield Partners, L.P. seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Master Fund is no longer subject to the lock up.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals semi-annually on June 30 and December 31 upon 45 days prior notice, after two years have elapsed since initial as well as each additional investment.  The Master Fund’s additional investment of $500,000 on October 1, 2010 is subject to this lock up until September 30, 2011.

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments.  The fund will charge a 2% redemption fee for withdrawals made in the first year. The Master Fund’s investment of $500,000 made on March 1, 2011 is subject to the redemption fee through February 28, 2012.

CCI Technology Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  This Underlying Fund invests in publicly traded common stocks and other equity related securities of companies engaged in the information technology sector (e.g., communications, computers, consumer electronics, internet, semiconductor and software). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial investment and charges a 2% redemption fee for withdrawals made in the first year.  The Master Fund’s investment of $1,000,000 made on November 1, 2010 is subject to the redemption fee through October 31, 2011.  The Master Fund’s investment of $1,000,000 made on February 1, 2011 is subject to the redemption fee through January 31, 2012. The Master Fund’s investment of $1,000,000 made on April 1, 2011 is subject to the redemption fee through February 28, 2012. The Master Fund’s investment of $1,000,000 made on May 1, 2011 is subject to the redemption fee through April 30, 2012. The Master Fund’s investment of $1,000,000 made on June 1, 2011 is subject to the redemption fee through May 31, 2012.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This underlying fund allows for quarterly redemptions upon forty-five calendar days’ prior written notice.  The Fund may charge a 4% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,000,000 investment is subject to the early redemption fee until May 31, 2012. The Master Fund’s additional $2,000,000 investment made on July 1, 2011 is subject to the early redemption fee until June 31, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Concourse Capital Partners L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The General Partner utilizes a thematic top down global macro approach coupled with intensive fundamental research and analysis at the security level. This underlying fund allows for quarterly redemptions with forty-five calendar days’ prior written notice.  The Fund may charge a 3% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,000,000 investment made on January 1, 2011 is subject to the early redemption fee until December 31, 2011. The Master Fund’s additional $1,000,000 investment made on March 1, 2011 is subject to the early redemption fee until February 28, 2012.  Other additional investments are subject to the 3% penalty as follows: The Master Fund’s additional $500,000 investment is subject to the early redemption fee until April 30, 2012. The Master Fund’s additional $1,000,000 investment is subject to the early redemption fee until June 30, 2012.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Underlying Fund charges a 3% redemption fee for withdrawals made in the first year.  The Master Fund’s additional investment of $1,000,000 made on August 1, 2010 is subject to the redemption fee through July 31, 2011.  The Master Fund’s additional investment of $1,000,000 made on October 1, 2010 is subject to the redemption fee through September 31, 2011. The Master Fund’s additional investment of $1,000,000 made on November 1, 2010 is subject to the redemption fee through October 31, 2011.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal.  It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Expo Health Sciences Fund, L.P. seeks to generate superior absolute risk-adjusted returns through the purchase and sale of healthcare and healthcare-related securities. The Underlying Fund invests primarily in securities consisting principally, but not solely, of healthcare-related equity securities that are traded publicly in U.S. and foreign markets. This Underlying Fund allows for quarterly redemptions with 30-days notice after one year has elapsed since the initial as well as any additional investments.  The Master Fund’s initial investment of $1,000,000 made on August 1, 2010 is locked up until July 31, 2011; the investment of $1,000,000 made on October 1, 2010 is locked up until September 30, 2011; the investment of $1,000,000 made on November 1, 2010 is locked up until October 31, 2011; and the investment of $1,000,000 made on March 1, 2011 is locked up until February 28, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Harpswell Capital Partners, LP is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors.  Harpswell utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 4% redemption fee for withdrawals made in the first year.  The Master Fund is no longer subject to the redemption fee.

Lightbox Partners LP seeks to earn significant risk adjusted returns by investing and trading in securities and other financial instruments consisting primarily of publicly-traded stocks, index futures, options and related instruments. The Underlying Fund will invest all of its investable assets, other than short-term assets awaiting contribution or distribution, through a “master-feeder” fund structure and become a shareholder in Lightbox Master Fund, Ltd.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment; or the fund will allow for monthly redemptions with 30 days notice and a 1% penalty fee.  The Underlying Fund will charge a 3% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary.  The Master Fund’s additional investment of $500,000 made on March 1, 2011 is subject to the early redemption fee until February 28, 2011.

Long Oar Global Partners, LP seeks to employ a fundamental, research-driven stock selection process and will seek to invest in a diversified portfolio, primarily taking long and short positions in publicly traded equity securities across various industries and geographies. The underlying fund allows for quarterly redemptions upon 60 days notice. There is a one year lock up on initial as well as additional investments with no early withdrawal fees. The Master Fund’s initial investment of $1,000,000 is locked up until February 28, 2012. The Master Fund’s additional investment of $500,000 made on May 1, 2011 is locked up until April 30, 2012.

Prince Street Fund LP seeks to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. This Underlying Fund invests using long and short investment strategies in emerging and frontier markets. The fund expects to invest all or substantially all of its assets in, and to hold all or substantially all of its investments indirectly through a “master-feeder” structure and become a shareholder in Prince Street International Ltd. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 5% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary.  The Master Fund’s investment of $1,000,000 from January 1, 2010 is no longer subject to a lock up; the investment of $500,000 made on August 1, 2010 is subject to the redemption fee through July 31, 2011; the investment of $1,000,000 made on October 1, 2010 is subject to the redemption fee through September 30, 2011; and the investment of $500,000 made on March 1, 2011 is subject to the redemption fee through February 28, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Rivanna Partners, L.P. is a “bottom-up” long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  The Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Master Fund is no longer subject to the lock up.

Sonterra Capital Partners, LP seeks to achieve significant risk adjusted returns which are largely uncorrelated with the overall market and not subject to systematic risks. This Underlying Fund intends to accomplish this objective through the use of a hedged strategy which limits the overall net market exposure while also emphasizing the use of shorts primarily for alpha generation. The Underlying Fund invests substantially all of its assets through a “master-feeder” fund structure in Sonterra Capital Master Fund, Ltd.  This Underlying Fund allows for monthly redemptions with 30 days notice.  There is no lockup on this fund.

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary.  The Master Fund is no longer subject to a lock up with this fund.

Tree Capital Equity Fund I, LP investment objective is to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the Investment Manager will employ a research-driven strategy with a top-down macro overlay and bottoms-up fundamental analysis. This underlying fund allows for monthly redemptions upon sixty days prior written notice.  The Fund may charge a 4% early withdrawal fee for redemptions made within the first year.  The Master Fund’s initial $1,000,000 investment made on May 1, 2011 is subject to the early redemption fee until April 30, 2012. The Master Fund’s additional $1,000,000 investment made on July 1, 2011 is subject to the early redemption fee until June 30, 2012.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

9. Redemptions and Repurchase of Units and Distributions (continued)

from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

10. Capital Stock Transactions

Transactions in Units are as follows:
	For the Period ended June 30, 2011	For the Year ended December 31, 2010

Number of Units issued	1,061,842	2,275,133
Number of Units redeemed	(221,254)	(874,088)
Net increase in Units outstanding	840,588	1,401,045
Units outstanding, beginning	3,924,576	2,523,531
Units outstanding, end	4,765,164	3,924,576

On June 30, 2011, two members held approximately 82% of the outstanding Units of the Master Fund. These two members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.  Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from July 1, 2011 through August 15, 2011, the Members contributed $3,065,000 to the Master Fund, of which $2,315,000 was received prior to June 30, 2011.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

ACP Strategic Opportunities Fund II, LLC

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form as well as listed in the below chart.

ACP Strategic Opportunities Fund II, LLC

As of June 30, 2011, the portfolio holdings of the non-registered funds in which the registrant primarily invests (the “Underlying Funds”) by reasonable identifiable categories were as follows:

Long/Short Equities	91.2%
Consumer	1.4%
Emerging Markets	4.8%
Energy / Utility	4.8%
Event Driven	6.2%
Financial Services	5.3%
Global Equity	2.0%
Gobal Growth	3.6%
Healthcare	10.8%
Industrial / Energy	6.7%
Latin America	1.3%
Quantitative	5.5%
Small Cap Growth	20.7%
Small / Mid Cap Value	5.9%
Technology	12.2%
Money Market	8.6%
Other Assets and Liabilities	0.2%

All assets other than cash investments, which represent 0.2% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 99.8% of the registrant’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant.  The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise from time to time.  Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ACP Strategic Opportunities Fund II, LLC

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/18/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/18/2011

* Print the name and title of each signing officer under his or her signature.